Exhibit 31.2

Certification

I, John Braddon, certify that:

1.              I have reviewed this annual report on Form 10-K of Centro NP LLC;

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading;

3.              Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this report;

4.              The registrant’s other certifying officer(s) and I:

(a)	are responsible for establishing and maintaining internal controls;

(b)

have designed such internal controls to ensure that material information relating to the registrant and its consolidated subsidiaries is made known to such officer(s) by others within those entities, particularly during the period in which the periodic reports are being prepared;

(c)	have evaluated the effectiveness of the registrant’s internal controls as of a date within 90 days prior to the date of this annual report on Form 10-K; and

(d)	have presented in this annual report on Form 10-K our conclusions about the effectiveness of our internal controls based on our evaluation as of that date.

5.              The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize, and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

6.              The registrant’s other certifying officer(s) and I have indicated in this annual report on Form 10-K whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 15, 2008

/s/ John Braddon
John Braddon
Chief Financial Officer